FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this "Agreement") is entered into as January 25, 2010, by and between NATURALSHRIMP HOLDINGS, INC., a Delaware corporation, ("Borrower") and BAPTIST COMMUNITY SERVICES, a Texas non-profit corporation ("BCS").

Preliminary Statement:

WHEREAS, Amarillo National Bank ("ANB"), Borrower, NaturalShrimp Corporation, a Delaware corporation, NaturalShrimp International, Inc., a Delaware corporation, Natural Shrimp San Antonio, L.P., a Texas limited partnership, Shirley Williams, Gerald Easterling and Mary Ann Untermeyer, and High Plains Christian Ministries Foundation, are or were parties to that certain Business Loan Agreement dated September 13, 2005, as amended and modified by the certain Consent Agreement, dated as of October 13, 2006, by and among the same parties (collectively, the "Business Loan Agreement"), pursuant to which Borrower issued to ANB a secured promissory note, dated September 13, 2005, in the original principal amount of $1,500,000, (such secured promissory note, as modified as provided below, the "Note");

WHEREAS, subsequent to the closing of the Business Loan Agreement, the Note was modified (i) by that certain Change In Terms Agreement dated September 16, 2006, whereby the principal amount of the Note was increased to $2,000,000 and the maturity date was extended to September 13, 2008, and (ii) on September 13, 2008 to extend the maturity date of the Note to September 15, 2009;

WHEREAS, Borrower's obligations under the Note are secured by: (i) security interests granted pursuant to that certain Security Agreement dated September 13, 2005; (ii) a Warrant issued to ANB to purchase shares of Borrower's Common Stock; (iii) Subordination Agreements dated September 13, 2005 entered into by the limited partners of Natural Shrimp San Antonio, L.P. for the benefit of ANB; and (iv) Pledge Agreements dated September 13, 2005 entered into by certain shareholders of Borrower for the benefit of ANB, (collectively, with the Business Loan Agreement, the "Loan Documents"):

WHEREAS, ANB and BCS are parties to that certain Assignment Agreement dated March 26, 2009, pursuant to which ANB assigned and transferred to BCS all of ANB's right, title and interest in and to (i) the Note, including all moneys now due or hereafter to become due to ANB under the Note; (ii) the Business Loan Agreement and (iii) the Loan Documents;

WHEREAS, Borrower issued to BCS a subordinated promissory note, dated December 31, 2008, in the original principal amount of $70,000 and with a maturity date of September 15, 2009 to provide working capital to Borrower for its use to pay interest due under the Note, taxes, and premiums for insurance policies covering its assets (such subordinated promissory note, as modified on April 7, 2009, collectively with the Note, the "Notes");

WHEREAS, as described in the letter sent by BCS's counsel to Borrower on August 12,2009, all obligations owed by Borrower under the Notes were payable and due in full on September 15, 2009, and, as described in the letter from BCS's counsel to Borrower dated January 25, 2010, Borrower did not satisfy its obligations under the Notes on or before September 15, 2009 and all of Borrower's obligations under the Notes, including, but not limited to, principal, accrued interest, fees and expenses remain past-due and payable in full (the "Existing Event of Default"); and

WHEREAS, Borrower has requested that BCS allow Borrower sufficient time to obtain funds necessary to pay off the Notes and, in connection therewith, Borrower has requested that BCS forbear from exercising its rights and remedies arising as a result of the Existing Event of Default for a period of twelve months, which BCS has agreed to do so subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                 Defined Terms; References. Unless otherwise stated in this Agreement, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Business Loan Agreement and references to "Article," "Section," "Schedule" and "Exhibit" are to articles, sections, schedules and exhibits of the Business Loan Agreement. References to any Loan Document shall include every valid renewal, extension, amendment, modification, supplement, restatement, replacement or substitution of or for such Loan Document. This Agreement is a "Loan Document" referred to in the Business Loan Agreement, and the provisions relating to "Loan Documents" in the Business Loan Agreement are incorporated by reference, the same as if set forth verbatim in this Agreement.

2.                                 Forbearance.

(a)           Subject to the other terms and provisions of this Agreement, BCS agrees to forbear from exercising any remedies available to them under the Business Loan Agreement and any other Loan Document until the first to occur of the following:

(i) January 25, 2011; or

(ii) Borrower fails to promptly perform any of its covenants or obligations under this Agreement

(b)           This Agreement constitutes a forbearance only and does not and shall notconstitute a waiver by BCS of any default or event of default or an amendment or modification of the Business Loan Agreement, any other Loan Document, any supplement or schedule thereto, or any other document related to any of the foregoing. Except to the extent of the forbearance contained in Section 2(a) of this Agreement, BCS reserves all of its rights, remedies, powers and privileges under the Notes, the Business Loan Agreement, the other Loan Documents, the schedules thereto and otherwise with respect to any and all existing and future defaults and events of default, including, without limitation, the Existing Event of Default. Except as expressly set forth in this Agreement, no waiver, consent, agreement, amendment, renewal, extension, modification, standstill, release or understanding of any kind or nature whatsoever shall be binding on BCS unless and until one or more counterparts of a document in writing specifically affirming the same has been executed by BCS. No failure or delay by BCS with respect to exercising any right, remedy, power or privilege under the Business Loan Agreement, the other Loan Documents or otherwise shall operate as a waiver thereof or any acquiescence therein.

3.           Conditions Precedent. Notwithstanding any contrary provisions, the foregoing paragraphs in this Agreement are not effective unless and until:

(a) Borrower's representations and warranties in this Agreement are true and correct;

(b) no event of default (other than the Existing Event of Default) shall have occurred and be continuing under the Notes or the Loan Documents and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an event of default thereunder;

(c) BCS has received counterparts of this Agreement executed by Borrower; and

(d) all corporate proceedings taken by Borrower in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Borrower and its legal counsel.

4.           Ratifications. This Agreement modifies and supersedes all inconsistent terms and provisions of the Notes, the Loan Documents and each schedule and supplement thereto and except as expressly modified and superseded by this Agreement, each such document is ratified and confirmed and continues in full force and effect. Without limiting the generality of the foregoing, Borrower hereby ratifies and confirms that all liens and security interests heretofore granted in favor of BCS were intended to, do, and continue to secure the full payment and performance of Borrowers obligations under the Notes and the Loan Documents. Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as BCS may reasonably request in order to perfect and protect such liens and preserve and protect the rights of BCS in respect of all present and future collateral.

5.Representations, Warranties and Covenants.

(a)           Borrower hereby represents and warrants to BCS that (a) this Agreement has been duly executed and delivered by Borrower, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Agreement, (c) this Agreement is valid and binding upon Borrower and is enforceable against Borrower in accordance with its terms, except as limited by any applicable debtor relief laws, (d) the execution, delivery and performance by Borrower of this Agreement do not require the consent of any other person or entity and do not and will not constitute a violation of any laws, regulations, agreements or understandings to which Borrower is a party or by which Borrower is bound, (e) the representations and warranties contained in the Business Loan Agreement and any other Loan Document are true and correct in all material respects as of the date of this Agreement, and (f) as of the date of this Agreement, no event of default (other than the Existing Event of Default) exists under the Notes or the Loan Documents.

(b)           Borrower hereby covenants to BCS that during the term of this Agreement, Borrower shall:

(i) pay all property taxes on its assets on or before the date on which such taxes are due;

(ii) maintain all insurance policies covering Borrower's assets in effect as of the date of this Agreement, pay all premiums with respect to such insurance policies, and prepay for an additional twelve months of coverage under such insurance policies (after the insurance financing arrangement for the current year concludes);

(iii) no event of default (other than the Existing Event of Default) under the Notes or the Loan Documents shall occur; and

(iv) not pay a bonuses to any employee or other person or entity that is performing, or performed, services for Borrower, NaturalShrimp Corporation, or either of their affiliates.

6.           Release of all Claims. BORROWER HEREBY UNCONDITIONALLY
RELEASES AND FOREVER DISCHARGES BCS AND ITS SUCCESSORS, ASSIGNS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, AFFILIATES, ACCOUNTANTS, CONSULTANTS, CONTRACTORS, ADVISORS AND ATTORNEYS (COLLECTIVELY, THE "BENEFITED PARTIES") FROM ALL CLAIMS (AS DEFINED BELOW) AND AGREES TO INDEMNIFY THE BENEFITED PARTIES, AND HOLD THEM HARMLESS FROM ANY AND ALL CLAIMS, LOSSES, CAUSES OF ACTION, COSTS AND EXPENSES OF EVERY KIND OR CHARACTER IN CONNECTION WITH THE CLAIMS. AS USED IN THIS AGREEMENT, THE TERM "CLAIMS" MEANS ANY AND ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART, WHICH BORROWER, OR ANY OF ITS AGENTS, EMPLOYEES OR AFFILIATES MAY NOW OR HEREAFTER HAVE OR CLAIM AGAINST ANY OF THE BENEFITED PARTIES AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR OTHERWISE IN CONNECTION WITH THE NOTES OR ANY LOAN DOCUMENT, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE OF INTEREST CHARGEABLE UNDER APPLICABLE LAW AND ANY LOSS, COST OR DAMAGE, OF ANY KIND OR CHARACTER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTIONS OR OMISSIONS OF THE BENEFITED PARTIES, INCLUDING ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF GOOD FAITH OR FAIR DEALING, BREACH OF CONFIDENCE, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY OR ANY CLAIM FOR WRONGFULLY ACCELERATING ANY OBLIGATIONS OR WRONGFULLY ATTEMPTING TO FORECLOSE ON OR SET OFF ANY COLLATERAL. BORROWER AGREES THAT NONE OF THE BENEFITED PARTIES HAVE FIDUCIARY OR SIMILAR OBLIGATIONS TO BORROWER OR ANY AGENTS, EMPLOYEES OR AFFILIATES OF BORROWER AND THAT THEIR RELATIONSHIPS ARE STRICTLY THAT OF CREDITOR AND DEBTOR. THIS RELEASE IS ACCEPTED BY BCS PURSUANT TO THIS AGREEMENT AND SHALL NOT BE CONSTRUED AS AN ADMISSION OF LIABILITY BY BCS OR ANY OTHER BENEFITED PARTY.

BORROWER ACKNOWLEDGES THAT THE FOREGOING PROVISIONS ARE INTENDED TO RELEASE BCS FROM LIABILITY AND/OR INDEMNIFY AND HOLD HARMLESS BCS FOR, AMONG OTHER THINGS, THE ORDINARY NEGLIGENCE OF SUCH PARTY. BORROWER AGREES THAT THE RELEASE AND/OR INDEMNITY PROVISIONS CONTAINED IN THIS AGREEMENT ARE CAPTIONED TO CLEARLY IDENTIFY THE RELEASE AND/OR INDEMNITY PROVISIONS AND, THEREFORE, ARE SO CONSPICUOUS THAT BORROWER HAS FAIR NOTICE OF THE EXISTENCE AND CONTENTS OF SUCH PROVISIONS.

7.                            Acknowledgment of Understanding. Borrower represents and states that it has carefully and completely read the terms of this Agreement, that it knows the contents hereof, that it has complete information and has had the opportunity to obtain complete information material to the contents and terms hereof, that the terms of this Agreement are fully understood, have been negotiated at arms length and are voluntarily accepted, and that Borrower has signed this Agreement each of its own free will, act and deed and upon advice of competent counsel.

8.                            Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.
9.                            Parties Bound. This Agreement binds and inures to the benefit of Borrower, BCS and their respective successors and permitted assigns.

10.                            Entirety. THIS AGREEMENT. THE BUSINESS LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE SCHEDULES AND SUPPLEMENTS THERETO REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

11.                            Limited Forbearance. Borrower hereby acknowledge that the forbearance set forth herein is a limited, one time agreement to forbear and nothing contained herein shall obligate BCS to grant any additional or future forbearance or forbearance extensions or to amend any provision of this Agreement, the Notes, or any other Loan Document.

[Remainder of page intentionally left blank Signature page follows.]

IN WITNESS WHEREOF, this Forbearance Agreement has been duly executed on the date first written above.

NATURAL SHRIMP HOLDINGS, INC.
By: /s/ Bill G. Williams
Bill G. Williams
Title: CEO
Address: 2068 N. Valley Mills Drive
                Waco, TX 76110

BAPTIST COMMUNITY SERVICES

By: /s/ Robert Byrd

Robert Byrd
Title: Chairman of the Board
Address: 701 Park Place
Amarillo, Texas 79109